UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2011

60 East 42nd St. Associates L.L.C.

(Exact name of registrant as specified in its charter)

Commission File Number:  0-2670

A New York Limited Liability Company	13-6077181
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Grand Central Place, 60 East 42nd Street, New York, New York 10165

(Address of principal executive offices, including zip code)

(212) 687-8700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

        240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

        240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Item 5.03 below is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

 Item 5.03 below is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 30, 2011, the members of 60 East 42nd St. Associates L.L.C. (the “Company”), a New York limited liability company, executed an amendment to the Company’s limited liability company agreement (the “Amendment”) to create seven new series (series A-1, A-2, A-3, A-4, A-5, A-6 and A-7) of a new class of equity membership interests (the “new series”) which provide protections similar to those under a shareholder rights plan for a corporation.  Each new series corresponds to a participating group for which a member acts as agent.  In general terms, the Amendment works by imposing a significant penalty upon any person or group that acquires 3% or more of the outstanding participation interests in a participating group.  The Amendment should not interfere with any merger or other business combination approved by the members (other than such person or group).

A summary of the terms of the Amendment follows. This description is only a summary, and is not complete, and should be read together with the entire Amendment, which has been filed as an exhibit to this Form 8-K. A copy of the agreement is available free of charge from the Company.

a.

Distribution.  Each new series will be distributed to the members of the Company who act as agents for the corresponding participating group and hold their membership interest for the participants who hold a beneficial ownership interest in the membership interest held by the member.  The members will be deemed to have distributed each new series immediately thereafter to the participants in its corresponding participating group.

b.

Restrictions on Acquiring Person.  Any interest owned by an Acquiring Person (“AP”) in a new series which corresponds to a participation group in which an Acquiring Person acquired more than 3% of the participation interests will not have the right to receive distributions or have any voting rights.  Once each new series is distributed, any person who subsequently acquires more than 3% in any participating group would be an AP and the AP provisions applicable to each new series would apply to each such new acquirer.

c.

Economic rights.  Each new series will have economic rights to receive three times the distributions payable from time to time on the participation interests in the corresponding participating group.  Because each participant other than an AP will be entitled to distributions on the new series, the distribution of the new series will not reduce the distributions of any participant other than an AP.

d.

Voting rights.  Each new series will vote only on actions as to which the participants in the corresponding participating group have voting rights.  For the new series to approve an action, the action must be approved by the required percentage (which is the same as the existing required percentage for the participating groups) of the holders of the new series.  Membership interests in each new series will be subject to the same buyout provisions with respect to non-consenting members as the existing participation interests in the corresponding participation group. Because each participant other than an AP will be entitled to voting rights in connection with the new series, the distribution of the new series will not alter the voting rights of any participant other than an AP.

The Amendment provides that any action on which the agents previously required the consent of the participants will be approved if consented to either by the vote of the agents (with the consent of the participating groups) or by the required consent of each new series.

The new class of equity membership interests will not affect the vote or consent on any matter as to which agents had the power to act without participant consent.

e.

Trigger amount for economic and voting rights.  The economic and voting rights of a new series will be effective only if the new series is triggered by the acquisition by an AP of 3% of the participation interests in a corresponding participating group.  Among the factors taken into account in setting the threshold amount at 3% was the fact that many shareholder rights plans of public corporations have a threshold amount of 15% and most public corporations require a majority vote to approve a merger or sale of all or substantially all of the assets. The ratio of 15% to the 50% needed to block a majority vote in a public corporation is 30%, and the 3% threshold amount in the Amendment is 30% of the percentage of each participating group needed to block a vote in the Company.

f.

Transferability.  The units in each new series will be transferrable only simultaneously with the transfer of a corresponding number of the participation interests in the corresponding participating group.

g.

Other provisions.  Upon request, the Company will give any prospective AP a list of the agents and the persons each agent represents.

Withdrawal.  The rights of the new class may be withdrawn at any time in the discretion of the members of the Company and the trigger may be waived by the members of the Company as to an AP without waiving the rights of the new class as to other APs.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amendment Number One to the Limited Liability Company Agreement of 60 East 42nd St. Associates L.L.C., dated as of November 30, 2011, by and between Peter L. Malkin and Anthony E. Malkin

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

60 East 42nd St. Associates L.L.C.

Date: December 5, 2011	By:	/s/ Mark Labell
		Name:	Mark Labell
		Title:	Senior Vice President – Finance
Malkin Holdings LLC, Supervisor*

*Registrant is a limited liability

company supervised by Malkin

Holdings LLC.  Accordingly, this

Form 8-K is being signed by a

senior executive of Registrant’s

supervisor.

60 EAST 42ND ST. ASSOCIATES L.L.C.

FORM 8-K

INDEX TO EXHIBITS

3.1	Amendment Number One to the Limited Liability Company Agreement of 60 East 42nd St. Associates L.L.C., dated as of November 30, 2011, by and between Peter L. Malkin and Anthony E. Malkin

Exhibit 3.1

AMENDMENT NUMBER ONE

TO THE

LIMITED LIABILITY COMPANY AGREEMENT

OF

60 EAST 42ND ST. ASSOCIATES L.L.C.

This Amendment Number One to the Limited Liability Company Agreement of 60 East 42nd St. Associates L.L.C. (the “Company”), dated as of September 25, 1958, as amended by the Consent and Operating Agreement for 60 East 42nd St. Associates L.L.C., dated as of November 2001 (collectively, the “Agreement”), and as further amended by this Amendment Number One, dated as of November 30, 2011 (this “Amendment”), is entered into by and between Peter L. Malkin and Anthony E. Malkin, as the members of the Company (“Members”).  Capitalized terms used herein and not otherwise defined are used as defined in the Agreement.

WHEREAS, (i) the Company wishes to issue seven series of Class A Common Units, one for each Participating Group (as defined in this Amendment), and distribute each series to the Member who acts as Agent (as defined in this Amendment) for the corresponding Participating Group and (ii) each series of Class A Common Units shall be deemed to have been simultaneously distributed to the holder of the corresponding Participation Interests (as defined in this Amendment) with respect to each Participation Interest so held, which require certain changes to the Agreement; and

WHEREAS, among the factors taken into account in setting the Threshold Amount (as defined in this Amendment) was the fact that many shareholder rights plans of public corporations have a threshold amount of 15% and most public corporations require a majority vote to approve a merger or sale of all or substantially all of the assets. The ratio of 15% to the 50% needed to block a majority vote in a public corporation is 30%, and the Threshold Amount in this Amendment is 30% of the percentage of each participating group needed to block a vote in the Company.

NOW, THEREFORE, intending to be legally bound, the parties hereto hereby agree as follows:

1.

Amendments.

a.

A new Section 10 is hereby added to the Agreement which provides as follows:

10.

Member Interests.  The Members are hereby authorized to issue a new class of membership interests with seven separate series which collectively shall be designated as the Class A Common Units.  The Company hereby issues an aggregate of 700 Class A Common Units, which shall be divided into seven series, designated as series A-1, A-2, A-3, A-4, A-5, A-6 and A-7, respectively, and each series shall consist of 100 Class A Common Units with the Class A Common Units in each series to be issued to each Member that is the Agent for the corresponding Participating Group and deemed to have been simultaneously distributed to the holder of Participation Interests in the corresponding

Participating Group in the same number or fractional interest therein as the number or fractional interest therein  of Participation Interests held by such holder.  Simultaneously with the execution of this Amendment, such Class A Common Units shall be deemed issued and each such record holder of a Participation Interest shall be deemed to be the holder of a number of Class A Common Units in each series equal to the number of Participation Interests owned of record by him or her in the corresponding Participating Group.  The Members may issue additional Class A Common Units in the Company only in conjunction with the issuance of additional membership interests, in their sole discretion.  Each series of Class A Common Units shall have only the rights set forth in this Amendment and shall not have any other voting, distribution or other right of a member of a limited liability company.

(a)

Voting Rights.

(i) The Record Holder(s) of a Class A Common Unit(s) shall have one vote per Class A Common Unit.

(ii) Each series of Class A Common Units shall vote separately as a class (and the approval of any matter on which the series of Class A Common Units vote shall be determined as set forth in Section 10(a)(iii)); and the only matters on which such approval shall be required shall be (A) the sale or mortgage or transfer of the Company’s interest as fee owner of OGCP (as defined in this Amendment), (B) the modification of the lease affecting OGCP, (C) the making of any new lease affecting OGCP and (D) any other matter which the Members determine to submit to the consent of the holders of Participation Interests.

(iii) Any consent given with respect to a Participation Interest automatically shall be deemed to be a consent with respect to any Class A Common Unit in the corresponding series also held by such holder, subject to the limitations on voting Acquiring Person Units in respect of the series of Class A Common Units.

(iv) A series of Class A Common Units shall be deemed to approve any such matter (A) listed in Section 5 if such matter is consented to by 100% of  the holders of such series of Class A Common Units or (B) submitted voluntarily by the Members to the holders of Participation Interests for consent, if such matter is consented to by the same percentages of each series of Class A Common Units as has been specified by the Members for approval of such matter by the participants.

(v) If holders of 90% of the interests of a series of Class A Common Units, subject to the limitations on voting Acquiring Person Units in respect of the series of Class A Common Units, consent to any proposal submitted to them, the Company shall have the right to purchase the Class A Common Units in the series of Class A Common Units from any holder who has not given such consent within ten (10) days after the mailing of a request therefor.  The price of each such Class A Common Unit shall be the original cost of the corresponding Participation Interest, less any capital repaid thereon, but under no circumstance shall such price be less than One Hundred Dollars ($100).  The mailing by the Company, by registered mail, of a certified check for such price, at any time within ninety (90) days after such ten (10) day period, directed to such non-consenting holder of a Class A Common Unit at his or her last known address, shall as of the mailing date effect the sale and transfer to the Company.  The Members hereby irrevocably appoint the Company as attorney-in-fact for such holder of the Class A Common Unit to execute any papers and to take any other action necessary to evidence such sale and transfer.  The Company shall then accept the transfer in writing.  Notwithstanding the foregoing, the right of an Agent or designee to repurchase a Participation Interest under the Fourth Section of the Participating Agreement (defined in this Amendment) shall be deemed to include the right to repurchase the corresponding Class A Common Unit for no additional consideration.

(b)

Distributions. Subject to and upon compliance with the provisions of the NYLLCL and other applicable law, the Record Holder(s) of Class A Common Unit(s) in any series shall be entitled to receive dividends or distributions, including distributions in liquidation of the Company, simultaneously with distributions on Participation Interests in the corresponding Participating Group, at such time and from time to time as the Members of the Company shall determine.  Any such dividend or distribution shall be in an amount equal to three times the amount payable on each Common Unit divided by the number of outstanding Participation Interests in the Participating Group which beneficially owns such Common Unit and shall be paid with respect to each Class A Common Unit in the corresponding series of Class A Common Units.

(c)

Transfers.  Initially, each Member shall be issued a number of Class A Common Units in a series equal to the number Participation Interests held by each holder of Participation Interests in his corresponding Participating Group.  Each Member shall be deemed to have distributed to the holders of Participation Interests in each Participating Group for which he is an Agent Class A Common Units in the corresponding series and such Class A Common Units shall be attached to and be transferred together with the corresponding Participation Interests.  Each Class A Common Unit and the corresponding Participation Interest in the applicable Participating Group shall comprise a single unit (a “Unit”), each to be registered in the name of the same person or persons and issued to such person or persons subject to the condition that such Class A Common Unit and corresponding Participation Interest in the applicable Participating Group shall be transferable, repurchasable or redeemable and otherwise dealt with only together as a single unit (and each Class A Common Unit may not be separated from such corresponding Participation Interest).  The Class A Common Units shall not be transferable (including transfers to or by the

Company), and shall not be transferred on the books of the Company, unless a simultaneous transfer is made by the same transferor to the same transferee of an equal number of Participation Interests in the applicable Participating Group that comprise such Unit.  Each certificate representing Class A Common Units shall contain or have affixed a legend in form and substance approved by the Members with respect to the transfer restriction set forth in this Section 10(c).

(d)

Mergers, Consolidations, Reclassifications, Recapitalizations, or Liquidations.  If the Company in any manner (including, but not limited to, issuance of any security convertible into or exchangeable for Common Units or any series of Class A Common Units, purchase, exchange, merger, consolidation, reclassification or recapitalization, split, reverse split or dividend) takes action which will result in an increase or decrease in the number of outstanding units of the Common Units or any series of Class A Common Units, the number of outstanding units of the other class shall be likewise and proportionately increased or decreased in the same manner and on the same basis as the outstanding units of the other class have been increased or decreased such that the holders of the Common Units and the series of Class A Common Units shall receive equal and identical treatment.  In the event holders of Common Units or any series of Class A Common Units are converted into or exchanged for any cash, property or other consideration of any type, the holders of the other class shall be converted into or exchanged for identical consideration in the same manner and on the same basis.  In any liquidation, dissolution or winding up of the Company, the holders of Common Units and each series of Class A Common Units shall be treated identically.  Notwithstanding the foregoing portion of this Section 10(d), this Section 10(d) shall not apply with respect to any action that the Members of the Company at any time determine in their sole discretion is part of a consolidation of entities sponsored and approved by the Members or their Affiliates.

(e)

Ownership Limitations.  Upon any person becoming an Acquiring Person (the “Effective Time”), each of the Company’s Class A Common Units in the series corresponding to the Participating Group in which such Acquiring Person has acquired the Threshold Amount, issued and outstanding and beneficially owned by (x) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (y) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the Effective Time or (z) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the Effective Time pursuant to either (I) a Transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Class A Common Units or (II) a Transfer which the Members of the Company have determined, in their sole discretion, is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees of all such persons (collectively, the “Acquiring Person Units”), shall be null and void without any further action and any holder of such Acquiring Person Units and shall thereafter have no dividend, voting or other right whatsoever with respect to such Acquiring Person Units under any provision of this Amendment or otherwise.  Any vote cast or consent given with respect to such Class A Common Units before the Effective Time which then become Acquiring Person Units also shall become null and void if the voting or consent process shall not be closed or otherwise final on or prior to the Effective Time.  From and after the Effective Time, any Acquiring Person Unit no longer shall be transferable.

For purposes of this Section 10(e), the following shall have the meaning indicated:

(i)

“Acquiring Person” shall mean any person who shall be the Beneficial Owner (as such term is hereinafter defined) of 3% or more of the Participation Interests then outstanding of any Participating Group (the “Threshold Amount”); but in any case shall not include an Exempt Person (as such term is hereinafter defined); provided, however, that

1.

the Members of the Company may at their discretion address whether a person who otherwise would be an “Acquiring Person” became the Beneficial Owner of a number of Participation Interests such that the person otherwise would qualify as an “Acquiring Person” inadvertently (including, without limitation, because (A) such person was unaware that it beneficially owned that number of shares of Participation Interests that would otherwise cause such person to be an “Acquiring Person” or (B) such person was aware of the extent of its Beneficial Ownership of Participation Interests but had no actual knowledge of the consequences of such Beneficial Ownership under this Amendment) and without any intention of changing or influencing control of the Company.  If the Members of the Company determine in good faith that such person meets the qualifications set forth in the previous sentence, then such person shall not be deemed to be or to have become an “Acquiring Person” for any purpose of this Amendment unless and until such person shall have failed to divest itself, as soon as practicable (as determined, in good faith, by the Members of the Company), of Beneficial Ownership of a sufficient number of Participation Interests so that such person would no longer otherwise qualify as an “Acquiring Person”;

2.

if, as of the date hereof or prior to the filing of the Form 8-K with respect to the adoption of this Amendment, any person is or becomes the Beneficial Owner of the Threshold Amount, such person shall not be deemed to be or to become an “Acquiring Person” unless and until such time as such person shall, after the filing of the Form 8-K with respect to the adoption of this

Amendment, become the Beneficial Owner of additional Participation Interests representing 1% or more of the Participation Interests then outstanding of any Participating Group (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Units or pursuant to a split or subdivision of the outstanding Common Units), unless, upon becoming the Beneficial Owner of such additional Participation Interests, such person is not then the Beneficial Owner of the Threshold Amount;

3.

no person shall become an “Acquiring Person” solely as a result of any grant of any security by the Company or through the exercise of any option, warrant, right, appreciation right or similar interest granted by the Company to its directors, officers and employees;

4.

no person shall become an “Acquiring Person” as the result of an acquisition of Participation Interests by the Company or Acquiring Person Units becoming void pursuant to this Section 10 which, by reducing the number of Participation Interests outstanding, increases the proportion of the Participation Interests in any Participating Group beneficially owned by such person to or above the Threshold Amount; provided, however, that if a person shall become the Beneficial Owner of more than the Threshold Amount by reason of such unit acquisitions or reclassification by the Company and shall thereafter become the Beneficial Owner of any additional Participation Interests (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Units or pursuant to a split or subdivision of the outstanding Common Units), then such person shall be deemed to be an “Acquiring Person” unless upon becoming the Beneficial Owner of such additional Participation Interests such person does not beneficially own the Threshold Amount; and

5.

no person shall become an “Acquiring Person” as the result of the acquisition of Beneficial Ownership of Participation Interests from an individual who, on the later of the date hereof or the filing of the Form 8-K with respect to this Amendment, is the Beneficial Owner of the Threshold Amount, if such Participation Interests are received by such person upon such individual’s death pursuant to such individual’s will or pursuant to a charitable trust created by such individual for estate planning purposes.

For all purposes of this Amendment, any calculation of the number of Participation Interests in any Participating Group outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding Participation Interests in any Participating

Group or the particular percentage of the outstanding Participation Interests of any Participating Group of which any person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date hereof.

(ii)

“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

(iii)

A person shall be deemed the “Beneficial Owner” of, shall be deemed to have “Beneficial Ownership” of and shall be deemed to “beneficially own” any securities:

1.

which such person or any of such person’s Affiliates or Associates is deemed to beneficially own, directly or indirectly, within the meaning of Rule l3d-3 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof;

2.

which such person or any of such person’s Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the Beneficial Owner of, or to beneficially own, (y) securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person’s Affiliates or Associates until such tendered securities are accepted for purchase or (z) securities which such person or any of such person’s Affiliates or Associates may acquire, does or do acquire or may be deemed to have the right to acquire, pursuant to any merger or other acquisition agreement between the Company and such person (or one or more of such person’s Affiliates or Associates) if such agreement has been approved by the Members of the Company prior to such person’s becoming an Acquiring Person; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, further, that a person shall not be deemed the Beneficial Owner of, or to beneficially own, any security by reason of such agreement, arrangement or understanding if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance and compliance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

3.

which are beneficially owned, directly or indirectly, by any other person and with respect to which such person or any of such person’s Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 10(e)(iii)(2)(B)) or disposing of such securities of the Company provided, however, that no person who is an officer, director, employee, trustee, partner, member or manager of an Exempt Person shall be deemed, solely by reason of such person’s status or authority as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “beneficially own” any securities that are “beneficially owned” (as defined in this Section 10), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director, employee, trustee, partner, member or manager of an Exempt Person.

(iv)

“Exempt Person” shall mean (A) the Company or any Subsidiary (as such term is hereinafter defined) of the Company, in each case including, without limitation, in its fiduciary capacity, or any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity or trustee holding (or acting in a fiduciary capacity in respect of) Class A Common Units for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company, (B) any other person whose Beneficial Ownership (together with all Affiliates and Associates of such person) of the Threshold Amount will not, as determined by  the Members of the Company in their sole discretion, jeopardize or endanger the Company; provided, however, that any Person deemed to be an “Exempt Person” pursuant to this subclause (B) will cease to be an “Exempt Person” if the Members of the Company, after their initial determination, make a contrary determination with respect to the effect of such person’s Beneficial Ownership (together with all Affiliates and Associates of such person) or (C) Peter L. Malkin, his Family members (as defined in this Amendment), a Controlled Entity (as defined in this Amendment) of any of the foregoing, their respective Affiliates and Associates or any “group” (as defined in Rule 13d-5(b)(1) of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof) of which any of the foregoing is a member.

(v)

“Subsidiary” of any person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such person, and any corporation or other entity that is otherwise controlled by such person.

(f)

Information Rights.  In addition to other rights provided by the Agreement, this Amendment or applicable law, each record holder of Participation Interests or person who seeks to become a record holder of Participation Interests shall have the right, for a lawful purpose reasonably related to his or her actual or proposed Participation Interest and has a bona fide intent to acquire additional Participation Interests for which such information is necessary, upon reasonable written demand containing a concise statement of such purposes and at such person’s own expense:  (i) to have furnished to him or her a copy of the Agreement, this Amendment and the certificate of formation and all amendments thereto, together with copies of the executed copies of all powers of attorney pursuant to which the Agreement, this Amendment, the certificate of formation and all amendments thereto have been executed, and (ii) a list of the Agents and the persons each Agent represents, the number of Participation Interests such persons own as Record Holders and the number of each series of Class A Common Units such persons own as Record Holders.

(g)

Amendments, etc.  The Members may, from time to time, notwithstanding any provision in this Amendment, amend, modify or repeal this Section 10 or Section 11 or Section 12 or any portion thereof without the consent of any other person.

(h)

Cancellation and Waiver. The Class A Common Units may be cancelled at any time by the Members without the consent of the holders of Participation Interests or the holders of the Class A Common Units and the Members may waive limitations on voting or distributions on the Acquiring Person Units held by any Acquiring Person without waiving the limitations as to other Acquiring Person.

b.

A new Section 11 is hereby added to the Agreement which provides as follows:

11. Required Vote on Certain Matters. The sale or mortgage or transfer of the Company’s interest as fee owner of OGCP, the modification of the lease affecting OGCP and the making of any new lease affecting OGCP, shall be approved if such matters (a) receives the consent of 100% of the Members or (b) is proposed by the Members and approved by the holders of each series of Class A Common Units in accordance with Section 10. Nothing contained in this Amendment is intended to, or shall, enlarge the matters as to which holders of Common Units are required to obtain the consent of holders of Participation Interests.

c.

A new Section 12 is hereby added to the Agreement which provides as follows:

12.  As used in this Agreement, the following terms shall have the following meanings:

“Agent” shall have the definition as set forth in the Participating Agreement.

“Assignee” means a person to whom one or more Common Units or Class A Common Units have been Transferred in a manner permitted under this Amendment.

“Class A Common Unit” means the limited liability company interests in each of the seven series of Class A Common Units in the Company designated as a “Class A Common Unit” with such rights, powers and preferences as set forth in this Amendment.

“Common Unit” means a limited liability company interest in the Company held by each Member.

“Company” means the New York limited liability company formed in accordance with the Agreement and as more fully described in the Agreement.

“Company Security” means any class or series of equity interest in the Company (but excluding any option, right, warrant and appreciation right relating to an equity interests in the Company), including the Common Units and each series of Class A Common Units.

“Controlled Entity” means, as to any person, (a) any corporation more than twenty five percent (25%) of the outstanding voting stock of which is owned by such person and such person’s Family Members, Affiliates and Associates, (b) any trust, whether or not revocable, of which such person and such person’s Family Members, Affiliates and Associates are the sole initial income beneficiaries, (c) any partnership of which such person and such person’s Family Members, Affiliates and Associates are the managing partners and in which such Person, such person’s Family Members, Affiliates and Associates hold partnership interests representing at least twenty-five percent (25%) of such partnership’s capital and profits or (d) any limited liability company of which such person and such person’s Family Members, Affiliates and Associates are the managers and in which such person and such person’s Family Members, Affiliates and Associates hold membership interests representing at least twenty-five percent (25%) of such limited liability company’s capital and profits.

“Family Member” means, as to any natural person, his or her parents, brothers, sisters, spouses, children and any lineal descendants of any of the foregoing, any estates of any of the foregoing and any trusts now or hereafter established for the benefit of any of the foregoing.

“NYLLCL” means the New York Limited Liability Company Law, as amended from time to time.

“OGCP” means One Grand Central Place.

“Participating Agreement” means each of the participating agreements, as amended, pursuant to which an Agent holds its membership interest for the benefit of holders of Participation Interests in its Participating Group.

“Participating Group” is the joint venture formed to hold the membership interest held by the Agent for the benefit of the holders of Participation Interests pursuant to a Participating Agreement.

“Participation Interests” means the beneficial ownership interests of participants in the membership interest of the Company held by an agent for the benefit of such participants.

“person” means and includes an individual, corporation, partnership, association, limited liability company, trust, estate, or other entity.

“Record Holder” means the person in whose name a Common Unit or a Class A Common Unit is registered on the books of the Company’s transfer agent as of the opening of business on a particular business day, or with respect to other Company Securities, the person in whose name any such other Company Security is registered on the books that the Company has caused to be kept as of the opening of business on such business day.

“Transfer” means, when used as a noun, any voluntary sale, hypothecation, pledge, assignment, attachment, or other transfer, and, when used as a verb, means voluntarily to sell, hypothecate, pledge, assign, or otherwise transfer.

2.

Binding Effect.  This Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and all other parties to the Agreement and their respective heirs, legal representatives, successors and assigns.

3.

Execution in Counterparts.  This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

4.

Agreement in Effect.  Except as hereby amended, the Agreement shall remain in full force and effect.  All references to the “Agreement” shall include this Amendment.

5.

Governing Law.  This Amendment shall be governed by, and interpreted in accordance with, the laws of the State of New York, all rights and remedies being governed by such laws without regard to principles of conflict of laws.

6.

Severability.  Each provision of this Amendment shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid,

unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Amendment that are valid, enforceable and legal.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the day and year first above written.

/s/ Peter L. Malkin Peter L. Malkin	/s/ Anthony E. Malkin Anthony E. Malkin